                                                                    EXHIBIT 31.2

                             THE QUIGLEY CORPORATION
                              a Nevada corporation
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                            Section 302 Certification

I, George J. Longo, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  The  Quigley
Corporation, a Nevada corporation (the "registrant");

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.  The  registrant's  other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

    a)  designed  such  disclosure  controls  and  procedures,  or  caused  such disclosure controls and procedures to be designed under our supervision,  to ensure that material information  relating to the registrant,  including its consolidated  subsidiaries,  is made  known  to us by  others  within  those entities,  particularly  during the period in which this quarterly report is being prepared;

    b) evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this quarterly report our conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

    c) disclosed in this report any change in the registrant's  internal control over financial  reporting that occurred during the registrant's first fiscal quarter that has materially affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

    a) all  significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably likely to  adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

    b) any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the  registrant's  internal control over financial reporting.

Date: May 12, 2004

                                        By: /s/ George J. Longo
                                            -----------------------
                                            George J. Longo
                                            Chief Financial Officer